UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 1.01Entry into a Material Definitive Agreement

On December 13, 2019, Sotherly Hotels Inc., a Maryland corporation (the "Company"), Sotherly Hotels LP, a Delaware limited  partnership of which the Company is the sole general partner (the "Operating Partnership"), and MHI Hospitality TRS, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of the Operating Partnership (the "TRS" and, together with the Company and the Operating Partnership and their respective subsidiaries, "we", "our" and "us") entered into a series of agreements with Our Town Hospitality LLC, a Virginia limited liability company ("Our Town"), and Newport Hospitality Group, Inc., a Virginia corporation ("Newport") relating to the retention of Our Town as the manager of ten of our hotels.  The agreements executed by the parties included hotel management agreements relating to each of the hotels listed below (the "New Hotel Management Agreements"), as well as an Amendment to Master Agreement which included as an exhibit an Amended and Restated Limited Liability Company Agreement of Our Town (the "Operating Agreement").

The New Hotel Management Agreements set forth the terms and conditions for the management of each of the listed hotels by Our Town and are consistent with the form of hotel management agreement filed as an exhibit to our Form 8-K dated September 6, 2019.  Each of the New Hotel Management Agreements has a commencement date of January 1, 2020 and an initial term of five years and three months and is renewable for up to two additional terms of five years each.  As previously disclosed, pursuant to the Master Agreement Sotherly agreed to provide Our Town with initial working capital of up to $1 million as an advance on the management fees that we will owe to Our Town under the New Hotel Management Agreements.  As of November 30, 2019, Sotherly has provided working capital totaling approximately $0.6 million to Our Town as an advance against management fees.  Sotherly expects to advance additional working capital for the month ending December 31, 2019.  The advanced funds will be offset against future management fees otherwise payable to Our Town by means of a 25% reduction in such fees each month during 2020.  Any management fee advances not recouped in such fashion will be deemed satisfied at the end of 2020.  In addition, the Master Agreement provides for an adjustment to the fees payable by us under the New Hotel Management Agreements in the event the net operating income of Our Town falls below $250,000 for any calendar year beginning on or after January 1, 2021.

Hotels under New Hotel Management Agreements
Hotel Alba Tampa, Tapestry Collection by Hilton
The DeSoto
DoubleTree by Hilton Jacksonville Riverfront
DoubleTree by Hilton Laurel
DoubleTree by Hilton Philadelphia Airport
DoubleTree by Hilton Raleigh Brownstone – University
Georgian Terrace
Hotel Ballast Wilmington, Tapestry Collection by Hilton
Sheraton Louisville Riverside
The Whitehall

The Amendment to Master Agreement modifies aspects of the Master Agreement dated September 6, 2019 to reflect the agreement of the parties to revise certain terms of the Our Town Operating Agreement and includes the revised Operating Agreement as an exhibit.  The Operating Agreement as revised will be effective January 1, 2020 and implements the governance structure for Our Town previously disclosed which includes the service of two Sotherly nominees on the board of directors of Our Town.  The two nominees are Andrew Sims, the Chief Executive Officer and Chairman of Sotherly, and David Folsom, the President and Chief Operating Officer of Sotherly, both of whom also serve on the board of Sotherly.  The Operating Agreement also reflects a modification to the ownership of Our Town to include an affiliate of Andrew Sims (with a 19.5% ownership interest) and an affiliate of David Folsom (with a 2.5% ownership interest).  The Company's audit committee and board of directors considered and approved the service of Messrs. Sims and Folsom on the board of Our Town and their respective personal investments and the related party aspects of their relationship with Our Town arising from service on the board and such investments.

In addition, Sotherly and Our Town entered into a sublease agreement pursuant to which Our Town will sublease 2,245 square feet of office space from Sotherly for a period of 5 years, with a 5 year renewal subject to approval by Sotherly, on terms and conditions similar to the terms of the prime lease entered into by Sotherly and the third party owner of the property.  Our Town and Sotherly also entered into a credit agreement effective January 1, 2020, pursuant to which Sotherly has agreed to make a working capital line of credit of up to $500,000 available to Our Town.  Our Town may draw against the facility from time to time prior to the maturity date.  The facility will be payable in full January 1, 2021.  Interest will accrue on the outstanding balance at 3.5% per annum and will be payable quarterly in arrears.  We have a right of offset in the event of a default such that any outstanding unpaid balance under the credit agreement may be offset by us against amounts otherwise payable to Our Town under the New Hotel Management Agreements.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.21	Amendment to Master Agreement by and among Sotherly Hotels Inc., Sotherly Hotels LP, MHI Hospitality TRS, LLC, Newport Hospitality Group, Inc. and Our Town Hospitality LLC.
10.22	Credit Agreement between Our Town Hospitality LLC and MHI Hospitality TRS, LLC dated as of January 1, 2020.
10.23	Sublease Agreement between Our Town Hospitality LLC and Sotherly Hotels Inc. dated December 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 16, 2019	SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer

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